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                                THE RESERVE FUNDS
                                THE RESERVE FUND:
                 PRIMARY, U.S. GOVERNMENT AND U.S TREASURY FUNDS


                         SUPPLEMENT DATED MAY 17, 2002,
                     TO THE RESERVE FUND MONEY-MARKET FUNDS:
                 PRIMARY, U.S. GOVERNMENT & U.S. TREASURY FUNDS
             STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2001


The following paragraph should be added to the end of the sub-section entitled "Risks Of Investing In The Funds" which appears on page 5 of the Statement of Additional Information under "Investment Strategies & Risks":

     The Primary Fund and U.S. Government Fund have received an Aaa rating from Moody's Investors Service, Inc ("Moody's"). Moody's Money Market and Bond Fund Credit Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles, which principally invest in short-term and long-term fixed income obligations respectively. As such, these ratings incorporate Moody's assessment of a fund's published objectives and policies, the creditworthiness of its assets, and its management characteristics. The ratings are not intended, however, to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield. This rating is subject to change.